UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 1, 2025

ASTRANA HEALTH, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37392	95-4472349
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1668 S. Garfield Avenue, 2nd Floor, Alhambra, California 91801

(Address of Principal Executive Offices) (Zip Code)

(626) 282-0288

Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ASTH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

The disclosure set forth under Item 2.01 of this Current Report on Form 8-K (this “Current Report”) is incorporated by reference into this Item 1.01.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On July 1, 2025, Astrana Health, Inc. (the “Company”) completed its previously announced acquisition (the “Closing”) of all of the outstanding equity interests of Alta Newport Hospital, LLC (d/b/a Foothill Regional Medical Center) and Prospect Health Plan, Inc., and substantially all the assets of certain direct and indirect subsidiaries of PHP Holdings, LLC (“PHPH”), pursuant to the Asset and Equity Purchase Agreement (the “Purchase Agreement”), dated November 8, 2024, by and among the Company and certain direct and indirect subsidiaries party thereto, PHPH, PHS Holdings, LLC (“PHS”), Prospect Intermediate Holdings, LLC (“PIH” and, together with PHPH and PHS, the “Prospect Equity Sellers”), certain other related entities party thereto (such entities, the “Prospect Asset Sellers” and, together with the Prospect Equity Sellers, the “Sellers”) and Prospect Medical Holdings, Inc. (“Prospect”), as Seller Representative (such acquisition, the “Transaction”).

In connection with the Closing, on July 1, 2025, the Company and the Sellers entered into a letter agreement (the “Letter Agreement”) intended to address and reconcile post-Closing claims, matters, and obligations between the parties, including a reduction in the aggregate purchase price from $745.0 million to $707.9 million and the removal of certain post-Closing purchase price adjustments and related escrow. The Company and Sellers also entered into certain ancillary agreements, including a transition services agreement pursuant to which the Sellers will provide certain transition services to the Company on a post-Closing basis.

The aggregate purchase price paid at the Closing consisted of $707.9 million in cash and the assumption of certain identified liabilities of the Sellers. To finance the Transaction, the Company used $707.9 in proceeds from a five-year delayed draw term loan credit facility of up to $745 million pursuant to the Second Amended and Restated Credit Agreement, dated as of February 26, 2025, by and among the Company, as borrower, the lenders from time to time party thereto, and Truist Bank, as administrative agent for the lenders, as issuing bank and as swingline lender (the “Second Amended and Restated Credit Agreement”).

The above descriptions of the Purchase Agreement, the Letter Agreement, and the Second Amended and Restated Credit Agreement do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Purchase Agreement, a copy of which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on November 8, 2024, the full text of the Letter Agreement, and the full text of the Second Amended and Restated Credit Agreement, a copy of which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on February 27, 2025, each of which is incorporated herein by reference.

The Purchase Agreement and the Letter Agreement have been included in this Current Report to provide investors and security holders with information regarding the terms of the Transaction. They are not intended to provide any other factual information about the Company, the Sellers, Prospect or any of the other parties to the Transaction or the equity to be purchased in the Transaction or such Purchase Agreement or Letter Agreement. The representations, warranties, covenants and agreements contained in the Purchase Agreement and Letter Agreement are made only for purposes of such agreements and as of specific dates indicated therein, are solely for the benefit of the parties thereto, may be subject to limitations agreed upon by the parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the appliable agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and security holders. Company investors and security holders should not rely on the representations, warranties, covenants and agreements or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, the Sellers, Prospect or any of the other parties to the Transaction. Moreover, information concerning the subject matter of the representations and warranties may change after the date of such agreements, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 2.02	Results of Operations and Financial Condition.

On July 2, 2025, the Company issued a press release announcing the Closing, which, among other things, reaffirmed the Company’s second quarter guidance and updated the Company’s full-year 2025 revenue and adjusted EBITDA guidance. A copy of the Company’s press release is furnished as Exhibit 99.1 to this Current Report.

The preliminary financial results and forecasts included in the press release are based on assumptions and estimates made by the Company’s management and currently available information and are inherently uncertain and subjective. The preliminary financial results and forecasts do not take into account any events occurring after the date they were prepared. As a result, there can be no assurance that the projected results will be realized or that actual results will not be higher or lower than projected. The Company does not have an obligation to update the forecasts at any time in the future. The preliminary financial results and forecasts are unaudited and the audited financials may differ from these numbers in material respects.

In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to this Item 2.02, including Exhibit 99.1 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 7.01	Regulation FD Disclosure.

The disclosure set forth under Item 2.02 of this Current Report is incorporated by reference into this Item 7.01.

The information contained in this Item 7.01 of this Current Report, including the exhibit referenced herein, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing. The furnishing of this information will not be deemed an admission as to the materiality of any information contained herein.

Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These statements include words such as “forecast,” “guidance,” “projects,” “estimates,” “anticipates,” “believes,” “expects,” “intends,” “may,” “plans,” “seeks,” “should,” or “will,” or the negative of these words or similar words. Forward-looking statements involve certain risks and uncertainties, and actual results may differ materially from those discussed in each such statement. A number of important factors could cause actual results to differ materially from those included within or contemplated by the forward-looking statements, including, but not limited to, risks arising from the diversion of management’s attention from the Company’s ongoing business operations, an increase in the amount of costs, fees and expenses and other charges related to the Transaction described in this Current Report, risks of disruption to the Company’s business as a result of Closing, risks that the Transaction disrupts current plans and operations of the Company or Sellers and potential difficulties in employee retention as a result of the Transaction, the Company’s ability to pay the interest and principal on the Second Amended and Restated Credit Agreement, and the Company’s ability to implement business plans, forecasts and other expectations after Closing, realize the intended benefits of the Transaction, and identify and realize additional opportunities following the Transaction, as well as the other risks and uncertainties identified in filings by the Company with the SEC, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, as may be amended or supplemented by additional risk factors set forth in subsequent quarterly reports on Form 10-Q and other reports filed with the Securities and Exchange Commission. The Company does not undertake any responsibility to update any of these factors or to announce publicly any revisions to any of the forward-looking statements contained in this or any other document, whether as a result of new information, future events, or otherwise, except as may be required by any applicable securities laws.

Item 9.01	Financial Statements and Exhibits.

(a)       Financial Statements of Businesses Acquired.

The financial statements required by this item are not being filed herewith. To the extent such information is required by this item, it will be filed with the SEC by amendment to this Current Report no later 71 days after the date on which this Current Report is required to be filed.

(b)       Pro Forma Financial Information.

The pro forma financial information required by this item is not being filed herewith. To the extent such information is required by this item, it will be filled with the SEC by amendment to this Current Report no later than 71 days after the date on which this Current Report is required to be filed.

(d)        Exhibits.

Exhibit No.	Description
2.1*	Asset and Equity Purchase Agreement, dated November 8, 2024, by and among Astrana Health, Inc., PHP Holdings, LLC, PHS Holdings, LLC, Prospect Intermediate Holdings, LLC, each of the entities set forth on Schedule C of the agreement, and Prospect Medical Holdings, Inc. (incorporated herein by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed with the SEC on November 8, 2024).
10.1*	Second Amended and Restated Credit Agreement, dated as of February 26, 2025, by and among Astrana Health, Inc., as Borrower, the Lenders from time to time party thereto, and Truist Bank, as administrative agent for the Lenders, as issuing bank and as swingline lender (incorporated herein by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K filed with the SEC on February 27, 2025).
99.1	Press Release dated July 2, 2025
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document).

* Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Item 601(a)(5) of Regulation S-K. The Company agrees to furnish a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASTRANA HEALTH, INC.

Date: July 2, 2025	By:	/s/ Brandon K. Sim
	Name:	Brandon K. Sim
	Title:	Chief Executive Officer and President